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                                    UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                             ----------------------------

                                       FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)   AUGUST 20, 1996
Commission File Number:  0-14618

                             ----------------------------

                              VECTRA TECHNOLOGIES, INC.
                (Exact name of registrant as specified in its charter)


         Washington                                   91-1160888
   (State of incorporation)                 (I.R.S. Employer Identification No.)

                          5000 Executive Parkway, Suite 300
                                 San Ramon, CA  94583
                       (Address of principal executive offices)

                                    (510) 275-4500
                           (Registrant's telephone number)

Item 7. Financial Statements and Exhibits

(b)  Pro forma financial information

At the request of NASDAQ, the Company is filing the following unaudited pro forma condensed consolidated balance sheets as of July 28, 1996 which give effect to the sale of the Company's nuclear engineering services business, power services business, and government services business (collectively, the "Engineering Businesses") to Duke Engineering & Services, Inc. as if the sale had been consummated on July 28, 1996. The following unaudited pro forma consolidated statements of operations for the fiscal year ended December 31, 1995 and the seven months ended July 28, 1996 give effect to the sales of the Engineering Businesses and VECTRA UK as if the sales had been consummated at the beginning of such periods. The unaudited pro forma financial statements are not necessarily indicative of the results that actually would have occurred if the sale had taken place during such periods or that may be attained in the future. The unaudited pro forma financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto.

                              VECTRA TECHNOLOGIES, INC.
                    PRO FORMA CONDENSED BALANCE SHEETS (UNAUDITED)
                                 AS OF JULY 28, 1996
                                    (in thousands)



                                                                               Duke
                                                          Historical        Disposition
                                                        As Previously      (See Notes 1           Pro Forma
                                                           Reported             and 2)           As Adjusted
                                                        -------------       -------------       -------------
ASSETS
Current Assets
    Cash and cash equivalents                                $  1,679          $   11,843          $   13,522
    Securities available for sale                               1,038                -                  1,038
    Accounts receivable, net of allowance                      16,240             (12,665)              3,575
    Costs and estimated earnings in
         excess of billings on
         uncompleted contracts                                  3,181              (1,578)              1,603
    Inventories                                                 1,615                -                  1,615
    Prepaid expenses                                            1,015                (402)                613
                                                        -------------       -------------       -------------
         Total Current Assets                                  24,768              (2,802)             21,966
                                                        -------------       -------------       -------------

Property, Plant and Equipment, at cost                         21,675              (2,568)             19,107
    Less accumulated depreciation                              (8,923)              1,729              (7,194)
                                                        -------------       -------------       -------------
         Net Property, Plant and Equipment                     12,752                (839)             11,913
                                                        -------------       -------------       -------------

Costs in excess of net assets of acquired
         businesses, net of accumulated amortization           14,780             (14,780)               -
Licenses, patents and other intangibles,
         at cost, net of accumulated amortization               1,952                -                  1,952
Investments and long-term prepaid costs                         3,261              (2,840)                421
Other assets                                                       49                -                     49
                                                        -------------       -------------       -------------
         Total Assets                                       $  57,562          $  (21,261)          $  36,301
                                                        -------------       -------------       -------------
                                                        -------------       -------------       -------------


                              VECTRA TECHNOLOGIES, INC.
       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS  (UNAUDITED)(CONTINUED)
                                 AS OF JULY 28, 1996
                                   (in thousands)



                                                                               Duke
                                                          Historical        Disposition
                                                        As Previously      (See Notes 1          Pro Forma
                                                           Reported             and 2)           As Adjusted
                                                        -------------       -------------       -------------
LIABILITIES
Current Liabilities
    Note payable to banks                               $      10,820       $     (10,820)      $        -
    Accounts payable                                            8,828              (2,191)              6,637
    Accrued payroll and related expenses                        6,205                -                  6,205
    Other accrued liabilities  (See Note 3)                     6,009              (1,719)              4,290
    Accrued selling expenses, Duke  (See Note 4)                 -                  1,925               1,925
    Billings in excess of costs and estimated earnings
         on uncompleted contracts                               1,580                (704)                876

    Long-term debt due within one year                          5,827              (5,827)               -
                                                        -------------       -------------       -------------
         Total Current Liabilities                             39,269             (19,336)             19,933
                                                        -------------       -------------       -------------

Long-term debt                                                   -                   -                   -
Deferred lease incentive                                          393                -                    393
                                                        -------------       -------------       -------------
         Total Liabilities                                     39,662             (19,336)             20,326
                                                        -------------       -------------       -------------

SHAREHOLDERS' EQUITY
    Common Stock                                               44,960                -                 44,960
    Accumulated deficit  (See Note 5)                         (27,060)             (1,925)            (28,985)
                                                        -------------       -------------       -------------
         Total Shareholders' Equity                            17,900              (1,925)             15,975
                                                        -------------       -------------       -------------

         Total Liabilities and Shareholders' Equity     $      57,562       $     (21,261)      $      36,301
                                                        -------------       -------------       -------------
                                                        -------------       -------------       -------------


                              VECTRA TECHNOLOGIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE SEVEN MONTHS ENDED JULY 28, 1996
                          (in thousands, except share data)
                                     (unaudited)


                                                   Historical                                     Pro Forma
                                                      as         Accomplished       Duke             As
                                                   Previously    Dispositions    Disposition      Adjusted
                                                    Reported    (See Note 6)    (See Note 7)    (See Note 8)
                                                 ----------      ----------      ----------      ----------

Revenues                                         $   54,971      $   (3,485)     $  (38,424)     $   13,062
Operating costs                                      38,848          (2,312)        (27,952)          8,584
                                                 ----------      ----------      ----------      ----------
Gross profit                                         16,123          (1,173)        (10,472)          4,478
Research and development expenses                       369             (12)           -                357
Selling, general and administrative expenses         13,653            (825)         (8,534)          4,294
                                                 ----------      ----------      ----------      ----------
Operating income (loss)                               2,101            (336)         (1,938)           (173)

Gain on sale of subsidiary                              550            (550)           -               -
Interest expense, net                                 2,067            -             (2,067)           -
                                                 ----------      ----------      ----------      ----------
Income (loss) before income taxes                       584            (886)            129            (173)

Provision for income taxes                               63              (2)            (61)           -
                                                 ----------      ----------      ----------      ----------

Net income (loss)                                $      521      $     (884)     $      190      $     (173)
                                                 ----------      ----------      ----------      ----------
                                                 ----------      ----------      ----------      ----------


Net income (loss) per share                      $     0.06                                      $    (0.02)
                                                 ----------                                      ----------
                                                 ----------                                      ----------

Number of shares used to calculate net income
   (loss) per share                               8,314,974                                       8,314,974
                                                 ----------                                      ----------
                                                 ----------                                      ----------



                              VECTRA TECHNOLOGIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995
                           (in thousands, except share data)
                                     (unaudited)


                                                   Historical                                   Pro Forma
                                                       as        Accomplished      Duke            As
                                                   Previously    Dispositions   Disposition     Adjusted
                                                    Reported     (See Note 9)   See Note 10)   (See Note 11)
                                                 ------------   -------------   ------------   -------------

Revenues                                         $  123,501      $  (19,123)     $  (78,094)     $   26,284

Operating costs                                      89,444         (10,237)        (57,262)         21,945
                                                 ----------      ----------      ----------      ----------
Gross profit                                         34,057          (8,886)        (20,832)          4,339
Research and development expenses                     3,257             (21)             (1)          3,235
Selling, general and administrative expenses         38,210          (4,059)        (20,388)         13,763
Write down of property, plant and equipment
and intangible assets                                14,319            -             (8,886)          5,433
                                                 ----------      ----------      ----------      ----------
Operating income (loss)                             (21,729)         (4,806)          8,443         (18,092)

Gain on sale of subsidiary                           12,731         (12,731)           -               -
Interest expense, net                                 3,105             (46)         (3,059)           -
                                                 ----------      ----------      ----------      ----------
Loss before income taxes                            (12,103)        (17,491)        (11,502)        (18,092)

Provision for income taxes                              110            (321)           (211)           -
                                                 ----------      ----------      ----------      ----------
Net income (loss)                                $  (12,213)     $  (17,170)     $  (11,291)     $  (18,092)
                                                 ----------      ----------      ----------      ----------
                                                 ----------      ----------      ----------      ----------

Net income (loss) per share                      $    (1.56)                                     $    (2.31)
                                                 ----------                                      ----------
                                                 ----------                                      ----------

Number of shares used to calculate
net income (loss) per share                       7,840,038                                       7,840,038
                                                 ----------                                      ----------
                                                 ----------                                      ----------



                              VECTRA TECHNOLOGIES, INC.

                      NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                           FINANCIAL STATEMENTS (UNAUDITED)

            FOR THE SEVEN MONTHS ENDED JULY 28, 1996 AND THE FISCAL YEAR
                               ENDED DECEMBER 31, 1995



1. Pro forma adjustments related to the pro forma condensed consolidated balance sheet are computed assuming the transactions were consummated on July 28, 1996, and includes adjustments that give effect to events that are directly attributable to the Duke transactions and factually supportable regardless of whether they have a continuing impact or are nonrecurring.

2. The cash balance reflects the gross proceeds of $30.1 million based on sales price of $27.5 million plus balance sheet adjustments (as applicable to July 28, 1996) of $2.6 million less reduction of Bank Debt and Bank Fees
    amounting to $18.1 million.   The cash balance does not reflect the payment
    of approximately $3.5 million (based on the July 28, 1996 balance sheet) of engineering employee related liabilities (i.e., payroll, health and vacation) retained by VECTRA from the Duke disposition and approximately $1.9 million liability to be accrued for Duke related selling expenses.

3. The Duke related adjustment for other accrued liabilities includes $269,000 of liabilities transferred to Duke and $1,450,000 in Bank Fees, payment of which was deferred until the close of the Duke transaction.

4. Accrued Duke selling expense liabilities are approximated as follows: ($ in thousands):

           Employee related expenses (including termination costs)      $1,091
           Lease termination costs                                         144
           Legal fees                                                      200
           Audit fees                                                       50
           Purchase price adjustments                                      250
           Other expenses                                                  190
                                                                        ------
           Total Duke selling expenses                                  $1,925
                                                                        ------
                                                                        ------

5.  The loss on the sale to DE&S is calculated as follows:
                                                                        Total
                                                                     -----------

    ESTIMATED PROCEEDS:                                              $  30,120

    LESS: NET ASSETS OF DIVISIONS SOLD
    Cash                                                                    45
    Accounts Receivable                                                 12,665
    Costs and estimated earnings in excess of billings                   1,578
    Prepaid expenses                                                       402
    Property and equipment, net                                            839
    Intangibles                                                         17,620
    Accounts payable                                                    (2,191)
    Other accrued liabilities                                             (134)
    Billings in excess of costs                                           (704)
                                                                     -----------
    Net assets of divisions sold                                        30,120
                                                                     -----------
    Accrued selling expenses                                             1,925
                                                                     -----------
    Income (loss) on sale before income taxes                           (1,925)
                                                                     -----------
    Income tax expense (benefit)                                           --
                                                                     -----------
    Income (loss) on sale                                            $  (1,925)
                                                                     -----------
                                                                     -----------


The loss on the sale of the Engineering Businesses is not reflected in the pro forma condensed consolidated statements of operations for the seven months ended July 28, 1996 or the fiscal year ended December 31, 1995, but will be reflected in the third quarter of 1996 in which the sale was consummated.

    6. Reflects the April 1996 disposition of VECTRA UK as if it had occurred at the beginning of 1996.

    7. Pro forma adjustments for the seven months ended July 28, 1996 related to the Duke transaction are computed assuming the transaction was consummated at the beginning of the fiscal period presented and include adjustments that give effect to events that are (i) directly attributable to the transaction,
(ii) expected to have a continuing impact on the registrant, and (iii) factually supportable. Revenue and cost of sales were determined on an individual invoice by invoice basis as related to the Engineering Businesses.
 Research and development and selling, general and administrative expenses were determined on an employee and item basis for the Engineering Businesses.
 All actual interest incurred is allocated to the Duke adjustment, since the proceeds from the transaction have been used to repay all debt to which such interest relates.

    8. Pro forma historical earnings are not indicative of possible future performance. No assurances can be given, express or implied, that the two remaining operating businesses, Fuels Services and Waste Services, can be restructured to be sufficiently profitable to create shareholder value.

    9. Reflects the June 1995 disposition of Plant Services and the April 1996 disposition of VECTRA UK as if they had occurred at the beginning of 1995; the disposition of the net sale proceeds to reduce Bank Debt and increase working capital; and the related effects upon retained earnings.

    10. Pro forma adjustments for the year ended December 31, 1995 related to the Duke transaction are computed assuming the transaction was consummated at the beginning of the fiscal year presented and includes adjustments that give effect to events that are (I) directly attributable to the transaction,
(ii) expected to have a continuing impact on the registrant, and (iii) factually supportable. Revenue and cost of sales were determined on an individual invoice by invoice basis as related to the Engineering Businesses. Research and development and selling, general and administrative expenses were determined on an individual invoice by invoice basis for the Engineering Businesses. The $8,886,000 write down of intangible assets related to the 1995 adjustment of the carrying value of costs in excess of net assets of the acquired engineering businesses as a reflection of the Duke transaction. All actual interest incurred is allocated to the Duke adjustment, since the proceeds from the transaction have been used to repay all debt, to which such interest relates interest.

    11. Pro forma historical earnings are not indicative of possible future performance. No assurances can be given, express or implied, that the two remaining operating businesses, Fuels Services and Waste Services, can be restructured to be sufficiently profitable to create shareholder value. The $3.2 million research and development expense; the $5.4 million write down of property, plant and equipment and intangible assets; a $1.2 million establishment of an allowance for decommissioning; and higher levels of corporate overhead expenses before streamlining contributed significantly to the pro forma net loss in 1995.

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              VECTRA TECHNOLOGIES, INC.



    September 6, 1996                  By /s/ Ray A. Fortney
                                          ---------------------------
                                          Ray A. Fortney
                                          President, Chief Executive Officer



    September 6, 1996                  By /s/ Thomas B. Pfeil
                                          ---------------------------
                                          Thomas B. Pfeil
                                          Chief Financial Officer